                          ASSIGNMENT AND ASSUMPTION OF
                          LEASES AND SECURITY DEPOSITS


         THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is executed as of this _____ day of November, 2002, by CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Seller"), and CEDAR-CAMP HILL, LLC, a Delaware limited liability company ("Purchaser").

         Purchaser is this day purchasing from Seller and Seller is conveying to Purchaser the real property described on Exhibit A attached hereto and made a part hereof together with all improvements thereon and appurtenances thereto (herein called the "Property"). The Property is occupied by various tenants (herein called the "Tenants") claiming under written space leases listed and described on Exhibit B attached hereto and made a part hereof (the "Leases"). Seller has required certain of the Tenants to pay and has collected from such Tenants a security or other deposit, a list of which deposits and the Tenants from whom the deposits were collected being set forth on Exhibit B attached hereto and made a part hereof (herein the total of all such deposits are referred to as the "Security Deposits"). Seller desires to transfer and assign all of Seller's right, title and interest in and to: (i) the Leases and (ii) the Security Deposits.

         NOW, THEREFORE in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby transfers and assigns to Purchaser, effective as of the date hereof, all right, title and interest of Seller in and to: (i) the Leases (including, without limitation, all rights of Seller as landlord in connection with and respecting any and all claims against tenants in bankruptcy and any and all landlord rights to vote in connection therewith), and (ii) the Security Deposits.

Seller on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Purchaser, its successors and assigns, harmless from and against all liabilities arising out of events occurring under the Leases prior to the date hereof but not thereafter, provided, however, that the foregoing indemnity shall not imply any warranty or indemnity with respect to compliance with environmental and land use laws or the use, generation or disposal of hazardous materials, such matters being governed solely by the terms of that certain Agreement of Purchase and Sale between Seller and Cedar Income Fund Partnership, L.P. having an Effective Date (as defined therein) of August 14, 2002, as amended by that certain First Amendment to Agreement of Purchase and Sale dated September 12, 2002, Second Amendment to Agreement of Purchase and Sale dated October 31, 2002, and Third Amendment to Agreement of Purchase and Sale dated as of November 15, 2002, Cedar Income Fund Partnership, L.P.'s interest in which was assigned to Purchaser on the date hereof.

         Purchaser on behalf of itself, its successors and assigns does hereby agree to indemnify and hold Seller, its successors and assigns harmless from all liabilities arising out of events occurring under the Leases from and after the date hereof; provided, however, Purchaser shall not be liable under this indemnity for or with respect to any inaccuracies set forth in Exhibit B.

         Purchaser hereby assumes all obligations: (i) of the landlord under the Leases arising from and after the date hereof, and (ii) under the Leases to pay or account for the Security Deposits hereby transferred to Purchaser.

         It is specifically agreed that Seller does not hereby transfer or assign to Purchaser and Purchaser does not hereby assume liability for, any deposits other than as set forth on Exhibit B.

         This Assignment may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one instrument, and shall be binding and effective when all parties hereto have executed at least one counterpart.

         The terms and provisions of this Assignment shall be binding upon and inure to the benefit of the respective parties hereto and their respective successors and assigns.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

         EXECUTED as of the day and year first written above.

                                      SELLER:

                                      CONNECTICUT GENERAL LIFE INSURANCE
                                      COMPANY, a Connecticut corporation

                                      By: CIGNA Investments, Inc., a Delaware
                                          corporation, its authorized agent


                                          By:
                                             ------------------------------
                                             Name:  Stephen J. Olstein
                                             Title: Managing Director


                                      PURCHASER:

                                      CEDAR-CAMP HILL, LLC, a Delaware limited liability company



                                      By:
                                         --------------------------------------
                                         Name:  Leo S. Ullman
                                         Title: President

                                    EXHIBIT A

                                       TO

                          ASSIGNMENT AND ASSUMPTION OF
                          LEASES AND SECURITY DEPOSITS



                                Legal Description
                                -----------------

         ALL THAT CERTAIN tract of ground situate in the Borough of Camp Hill and the Township of East Pennsboro, County of Cumberland and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

         BEGINNING at a point, said point being the right-of-way intersection of the southern right-of-way line of Trindle Road and the western right-of-way line of South 32nd Street; thence along the western right-of-way line of South 32nd Street, South 40 degrees 33 minutes 00 seconds East, a distance of 134.51 feet to a point; thence along the same, South 10 degrees 26 minutes 00 seconds East, a distance of 461.34 feet to a point; thence along the same, South 11 degrees 48 minutes 00 seconds East, a distance of 870.92 feet to a point; thence along land of Commonwealth of Pennsylvania, Ramp "H" Harrisburg Expressway the following seven (7) courses: (1) South 78 degrees 12 minutes 00 seconds West, a distance of 14.00 feet to a point; thence (2) on an arc of a curve curving to the right having a radius of 394.00 feet, an arc length of 368.30 feet to a point; thence
(3) South 41 degrees 45 minutes 28 seconds West, a distance of 511.18 feet to a point; thence (4) South 56 degrees 19 minutes 00 seconds West, a distance of
198.36 feet to a point; thence (5) along an arc of a curve curving to the right having a radius of 364.00 feet, an arc length of 247.77 feet to a point; thence
(6) South 05 degrees 19 minutes 00 seconds West, a distance of 16.00 feet to a point; thence (7) North 84 degrees 41 minutes 00 seconds West, a distance of
86.77 feet to a point; thence along land now or late of Pennsylvania Real Estate Investment Trust the following four (4) courses: (1) North 24 degrees 49 minutes 00 seconds West, a distance of 99.92 feet to a point; (2) thence North 65 degrees 11 minutes 00 seconds East, a distance of 15.00 feet to a point; (3) thence North 24 degrees 49 minutes 00 seconds West, a distance of 120.00 feet to a point; (4) thence North 64 degrees 26 minutes 00 seconds East, a distance of
303.09 feet to a point; thence along the same, land now or late of Hampden Industrial Development Authority and land now or late of Charles Adler & Sons, Inc., North 24 degrees 49 minutes 00 seconds West, a distance of 1,633.31 feet to a point on the Southern right-of-way line of Trindle Road; thence along said right-of-way line, North 65 degrees 21 minutes 00 seconds East, a distance of 1,184.06 feet to a point the point of BEGINNING.

         BEING THE SAME PREMISES which Mid-Island Properties, Inc., a Pennsylvania Corporation, conveyed unto Connecticut General Life Insurance Company, a Connecticut Corporation, by deed dated November 10, 2000 and recorded November 15, 2000 in Record Book 233, Page 1140.

         BEING Property Parcel Number 01-21-0273-410.

                                    EXHIBIT B

                                       TO

                          ASSIGNMENT AND ASSUMPTION OF
                          LEASES AND SECURITY DEPOSITS


               Rent Roll (including Leases and Security Deposits)
               --------------------------------------------------